TUSCANY MINERALS, LTD.
International European Realty Limited Fredrick Street Steps Nassau, Bahamas Attn: Mr. Hermann-Josef Hermanns Chairman	July 28, 2004 Via Facsimile

Dear Sirs:

Re: Loan Agreement dated as of July 28, 2003 between International European Realty Limited ("IERL") and Tuscany Minerals Ltd. (the "Company") as amended (the "Loan Agreement")

This letter will confirm our agreement to amend the terms of the Loan Agreement as follows:

1. the Maturity Date as defined in the Loan Agreement is amended to read "January 28, 2005".

Except as amended by this letter agreement, the Loan Agreement and any and all amendments thereto shall remain in full force and effect.

Please signify your agreement by executing in the space provided below.

Yours truly,
Tuscany Minerals Ltd.
Per:

/s/ Stephen Barley
Stephen Barley, President

The above amendment is hereby agreed to as of the date first above written.

International European Realty Limited
Per:

/s/ Hermann-Josef Hermanns
Hermann-Josef Hermanns, Chairman